UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2012

SeaBright Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34204 (Commission File Number)	56-2393241 (IRS Employer Identification No.)
1501 4th Avenue, Suite 2600 Seattle, Washington 98101 (Address of Principal executive offices, including Zip Code)
206-269-8500 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On May 4, 2012, SeaBright Holdings, Inc. (the “Company”) notified Institutional Shareholder Services that the Company’s subsidiary, SeaBright Insurance Company (“SeaBright Insurance”), has paid less than $10,000 annually to R-T Specialty, LLC under the Broker Agreement between SeaBright Insurance and R-T Specialty, LLC.  Michael D. Rice, a member of the Company’s Board of Directors, serves as a managing director of the parent of R-T Specialty, LLC.  As previously disclosed in the Company’s proxy statement dated April 12, 2012, the Company’s Board of Directors has found that this relationship is not material to Mr. Rice’s service on the Board and has not impaired his independence.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEABRIGHT HOLDINGS, INC.

By:	/s/ Neal A. Fuller
Neal A. Fuller
Senior Vice President, Chief Financial Officer
and Assistant Secretary

Date: May 4, 2012